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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)  October 1, 2001


                        STANDARD COMMERICAL CORPORATION
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            (Exact name of registrant as specified in its charter)



                                North Carolina
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                (State or other jurisdiction of incorporation)


              1-9875                                      13-1337610
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      (Commission File Number)                      (IRS Employer ID Number)


        2201 Miller Road, Wilson, North Carolina   27893
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(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code       (252) 291-5507
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         (Former name or former address, if changed since last report)
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Item 9.  Regulation FD Disclosure.
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     On September 28, 2001, the Registrant announced that it had signed a letter of intent to buy the Wilson, North Carolina leaf-processing operations of Brown
& Williamson Tobacco Corporation. Consummation of the transaction is subject to negotiation and execution of definitive agreements and other conditions. The press release issued September 28, 2001 about the transaction is attached as an exhibit.

      Statements in this report, including the exhibit, that are not purely statements of historical fact may be deemed to be forward-looking. Readers are cautioned that any such forward-looking statements are based upon management's current knowledge and assumptions, and actual results could be affected in a material way by many factors, including risks associated with acquisitions and unforeseen changes in market, economic and political conditions, especially in light of the events of September 11, 2001. The Registrant assumes no obligation to update any of these forward-looking statements.
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                                  SIGNATURES
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      STANDARD COMMERCIAL CORPORATION



Date:  October 1, 2001                /s/ Robert E. Harrison
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                                      Robert E. Harrison,
                                      President and Chief Executive Officer